Brighthouse Retirement Perspectives
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
Summary Prospectus for New Investors
May 1, 2023
A Flexible Premium Variable Annuity Contract
This Summary Prospectus summarizes key features of Brighthouse Retirement Perspectives, a flexible premium variable annuity contract issued by Brighthouse Life Insurance Company (the Company, or We, Us, or Our), which is available on a group basis. Before You invest, You should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF123. You can also obtain this information at no cost by calling (833) 208-3018 or by sending an email request to rcg@brighthousefinancial.com.
* * * * * * * * * * * *
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Glossary
Accumulation Period — the period before the commencement of Annuity payments.
Annuitant — a person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — payment of income for a stated period or amount.
Annuity Payments — a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — the period following commencement of Annuity payments.
Beneficiary(ies) — the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Business Day — a day on which the New York Stock Exchange (“NYSE”) is open for business.
Cash Surrender Value — the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted.
Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Contract — for convenience, means the Contract or Certificate (if applicable). For example, Contract Year also means Certificate Year.
Contract Date — the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Owner — the person named in the Contract (on the specifications page). For certain group Contracts , the Contract Owner is the trustee or other entity which owns the Contract .
Contract Value — the value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable) less any reductions for administrative charges (hereinafter referred to in this prospectus as Contract Value).
Contract Year — twelve-month periods beginning with the Contract Date, or any anniversary thereof.
Fixed Account — an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.
Fixed Annuity — an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Funding Options — the variable investment options to which Purchase Payments under the Contract may be allocated. Funding Options are also referred to as “Subaccounts .”
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order , and We reserve the right to change or waive any Good Order requirement at any time.
Home Office — the Home Office of Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract.  For detailed instructions on how to submit requests, elections, and inquiries, please see "Contract Owner Requests, Elections, and Inquiries" in the prospectus. Unless We designate a different office, the office that administers the Contract is located at P.O. Box 4261, Clinton, IA 52733-4261.
Maturity Date — The Maturity Date is the date on which Annuity Payments are to begin.
Participant — an individual participating under a group Contract or an eligible person who is a member in the Plan.

Plan  — for a group Contract, the plan or the arrangement used in a retirement plan or program whereby Purchase Payments and any gains are intended to qualify under Section 401 of the Internal Revenue Code.
Premium Tax — the amount of tax, if any, charged by the state or municipality on Purchase Payments.
Purchase Payments — the premium payment(s) applied to the Contract, less any Premium Taxes (if applicable).
Separate Account — a segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.
Subaccount – that portion of the assets of a Separate Account that is allocated to a particular Underlying Funds. SubAccounts are also referred to as "Funding Options."
Underlying Fund — a portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the “SEC””) in which the Subaccounts invest. May also be referred to as "Portfolio Company."
Variable Annuity — an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.
You, Your — “You,” depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contract on behalf of the Plan).

Important Information You Should Consider About the Contract

	Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals
Your Contract will specify whether a surrender charge or a contingent deferred sales charge (“CDSC”) applies to amounts withdrawn from the
Contract.
For Contracts issued on or after May 24, 2005. If You withdraw money during the first 5 Contract Years, You may be assessed a surrender charge of up to 5%, as a percentage of the amount withdrawn.
For Contracts issued before May 24, 2005. If You withdraw money during the first 8 Contract Years, You may be assessed a surrender charge of up to
5%, as a percentage of the amount withdrawn. Alternatively, Your Contract may provide for a CDSC of 5.5%, as percentage of each Purchase Payment, withdrawn for a period of five years from the date the Purchase Payment was made.
For example, if You invest $100,000 in the Contract and make an early withdrawal, You could pay a surrender charge of up to $5,000 or a CDSC of
$5,500.
Fee Table and Examples Charges and Deductions – Surrender Charge/Contingent Deferred Sales Charge
Transaction Charges
In addition to charges for early withdrawals, You may also be charged for other transactions. There may be taxes on Purchase Payments, loan initiation fees, and installation charges for Plans with small Participant accounts.
Transfer Fee. Currently, We do not charge for transfers. However, We reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Charges and Deductions

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Fee Table and Examples Charges and Deductions Appendix A: Underlying Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.53%	1.53%
	Investment options (Portfolio Company fees and expenses)[2]	0.28%	1.44%
1 As a percentage of average daily net assets of the Separate Account. This charge also includes the Semi-Annual Administrative Charge.
2 As a percentage of Underlying Fund assets before temporary expense reimbursements and/or fee waivers.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,642	Highest Annual Cost $2,596
	Assumes:	Assumes:
	•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals	•Investment of $100,000 •5% annual appreciation •Most expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Surrender charges or a CDSC may apply for the first 5 years or 8 years of the Contract. Surrender charges or a CDSC will reduce the value of Your
Contract if You withdraw money during that time period.
•The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Underlying Funds).
•Each investment option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available Underlying Funds and the prospectus disclosure for the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about
Brighthouse Life Insurance Company, including Our financial strength ratings, is available by contacting Us at (888) 243-1968.
Principal Risks of Investing in the Contract
Restrictions
Investments
•Currently, We allow unlimited transfers without charge among investment options during the Accumulation Period. However, We reserve the right to impose a charge for transfers in excess of 12 per year.
•We reserve the right to limit the number of transfers in circumstances of frequent or large transfers.
•Transfers to and from the Fixed Account are subject to special limitations.
•We reserve the right to remove or substitute the Underlying Funds that are available as investment options under the Contract.
•If You participate through a retirement Plan, your Plan may limit your
Funding Options .
Transfers
Optional Benefits
•You must select a specific Annuity option to exercise the Variable
Liquidity Benefit during the Annuity Period.
• We may stop offering this optional benefit at any time for new sales.
•The availability of benefits may vary by employer or Plan administrator.
You should reference Your Plan documents or speak with Your employer or Plan administrator for the benefits available to You.
Payment Options – Variable Liquidity Benefit
Taxes
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
•If You purchase the Contract through a tax-qualified plan or individual retirement account, You do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59½.
Federal Tax Considerations

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Investment professionals may receive compensation for selling this Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distribution of the Contracts
Exchanges
If You already own an insurance contract, some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange a contract You already own if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own Your existing contract.
Other Information – Distribution of the Contracts
Overview of the Contract

Purpose. The Contract is a variable annuity contract, which is available on a group basis. It provides a means for investing on a tax-deferred basis in the Contract’s Funding Options and (if available) the Fixed Account, together “investment options.” The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of either withdrawals or Annuity Payments) for retirement saving or other long-term investment purposes. The Contracts offered by Brighthouse Life Insurance Company are designed for use in conjunction with certain qualified Plans including tax-qualified pension or profit-sharing Plans under Section 401 of the Code. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract may include certain death benefit features, which can be used to transfer assets to Your Beneficiaries. If You are investing in this Contract through a Plan, it does not provide any additional tax deferral benefits beyond those provided by the Plan . Accordingly, if You are investing in this Contract through a Plan, You should consider investing in the Contract for its death benefit, annuity option benefits or other non-tax related benefits. Your financial goal in acquiring the Contract should take into account the fact that there are withdrawal charges under the Contract. Because of the withdrawal charge (which is in effect for many years) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period, You can invest Your Purchase Payments and Contract Value in: (1) Funding Options available under the Contract, each of which has an Underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and, if available (2) the Fixed Account option, which guarantees principal and interest. The Fixed Account investment option is described in a separate prospectus.
A list of Underlying Funds in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: You may receive income payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, You are unable to take withdrawals during the Annuity Period. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to Funding Options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options.

Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.
Death Benefits. The Contract may include, at no additional cost, a standard death benefit that will pay a death benefit to the Beneficiary(ies) if You die during the Accumulation Period . The death benefit is at least equal to the Contract Value (less any amounts due), and may be greater under certain circumstances. The death benefit is included under allocated Contracts, but may not be available under an unallocated Contract.
Additional Services and Features.
•
Dollar Cost Averaging Program. This program allows You to systematically transfer a set amount from a Funding Option or the Fixed Account to one or more Funding Options on a monthly or quarterly basis.
•
Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in Your Contract to match the rebalancing allocation selected.
•
Systematic Withdrawal Program. This program allows You to receive regular automatic withdrawals from Your Contract either monthly, quarterly, semi-annually, or annually.
•
Variable Liquidity Benefit. If You elect the Annuity option “Payments for a Fixed Period” (without life contingency) You may exercise the Variable Liquidity Benefit during the Annuity Period. This benefit allows you to take withdrawals during the Annuity Period based on the present value of your remaining Annuity Payments. Such withdrawals may significantly reduce or eliminate remaining Annuity Payments and may be subject to withdrawal charges.

Benefits Available Under the Contract

The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Death Benefit	Provides a death benefit at least equal to the Contract Value (less any amounts due) to Your Beneficiary(ies) if You die during the Accumulation Period	Standard	No Charge
•Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value ,
total Purchase Payments ,
and prior withdrawals
•Withdrawals may
significantly reduce the
benefit
•May not be available
under an unallocated
Contract

Dollar Cost Averaging (DCA) Program	Allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis	Standard	No Charge
•Available only during the
Accumulation Period
•Must have a minimum
total Contract Value of
$5,000 to enroll
•Minimum transfer
amount is $400
•Fixed Account Value
must not be depleted in
less than 12 months from
date of enrollment
•May only have one DCA
program in place at one
time

Systematic Withdrawal Program	Allows You to receive regular automatic withdrawals from Your Contract	Standard	No Charge
•Each payment must be at
least $50
•Withdrawals may only
be on a monthly,
quarterly, semi-annual,
or annual basis
•Must have a minimum
total Cash Value of
$5,000 to enroll
•Must provide at least
30 days’ notice to
change instructions
•Upon 30-day written
notice, We may
discontinue this feature
at any time.
•We reserve the right to
charge a processing fee
in the future (if We do
so, We will inform You in
writing 30 days in
advance)

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Variable Liquidity Benefit	Provides liquidity during the Annuity Period by allowing the Owner to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments	Optional	5% upon exercise (as a percentage of the amount withdrawn)	•Only offered in connection with a specific Annuity option that includes payments for a fixed period •Withdrawals may significantly reduce or eliminate remaining Annuity Payments
Each of these benefits are discussed more fully, as follows: the Death Benefit is discussed in the prospectus section entitled “Death Benefit;” the Dollar Cost Averaging program is discussed in the prospectus section entitled “Transfers;” the Systematic Withdrawal Program is discussed in the prospectus section entitled “Access to Your Money;” and the Variable Liquidity Benefit is discussed in the prospectus section entitled “The Annuity Period.”
The availability of benefits may vary by employer or Plan administrator. You should reference Your Plan documents or speak with Your employer or Plan administrator for the benefits available to You.

Buying the Contract

Purchasing the Contract
The Contract is used in connection with 401(k) Plans and Keoghs.
We no longer actively offer the Contractss to new purchasers, but We continue to accept new Participants under existing Contractss previously issued to Plans. We issue individual Certificates to Participants under a Plan’s Contract. We refer to both Contracts and Certificates as “Contracts” unless the context provides otherwise. If Your Plan has the Contract and You are interested in becoming a Participant, please contact Your Plan trustee or administrator.
Purchase Payments
For unallocated Contracts, the minimum average Purchase Payments allowed is $10,000 annually per Contract. For allocated Contracts, the minimum Purchase Payments allowed is an average of $1,000 annually per Participant’s Individual Account. We may refuse to accept total Purchase Payments over $3,000,000. Purchase Payments may be made at any time on behalf of the Participant while the Participant is alive and before Annuity Payments begin.
Allocation of Purchase Payments
We will allocate Your Purchase Payments to one or more of the Funding Options and/or, if available, to the Fixed Account in accordance with Your instructions.
Crediting Purchase Payments to Your Account
We apply Net Purchase Payments to purchase Accumulation Units of the selected Funding Options. We will apply the initial Purchase Payment less any applicable Premium Tax within two Business Days after We  receive it at Our Home Office in Good Order. If Your  request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five Business Days. If We cannot obtain the necessary information within five Business Days of Our receipt of the initial Purchase Payment , We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which We  receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money” in the prospectus).
We will credit subsequent Purchase Payments to a Contract on the same Business Day We receive it, if received in Good Order by Our Home Office prior to close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). If we receive the Purchase Payment after close of the NYSE, we will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on Your behalf are not submitted to Us  in a timely manner or in Good Order, there may be a delay in when amounts are credited.
Where permitted by state law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
We will provide You with the address of the office to which Purchase Payments are to be sent.
If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.

Making Withdrawals: Accessing the Money in Your Contract

Accumulation Period
Before the Maturity Date, We will pay all or any portion of Your Cash Surrender Value to the Contract Owner or at the Contract Owner’s direction, to the Participant. You may submit a written withdrawal request, which must be received at Our Home Office on or before the Maturity Date, that indicates that the withdrawal should be processed as of the Maturity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit value calculated as of the Maturity Date. A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan.
To the extent that the amount withdrawn is subject to a surrender charge, the charge will be assessed as a percentage of the total amount withdrawn.
There are limitations on Your ability to take withdrawals during the Accumulation Period. These limitations are as follows:
Withdrawal Charges and Taxes	There may be withdrawal charges and tax implications when You take out money.
Negative impact on benefits and guarantees of Your Contract	A withdrawal may have a negative impact on certain benefits and guarantees that You may elect. It may significantly reduce the value or even terminate the benefit.
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or Your retirement plan may restrict Your ability to take withdrawals.
Annuity Period
During the Annuity Period, You will receive Annuity Payments under the Annuity option You select; however, You generally may not take any withdrawals, either full or partial. We may offer a Variable Liquidity Benefit if You select an Annuity option that guarantees You payments for a fixed period of time (“period certain”).
We will calculate your Annuity Payments by applying your Contract Value to the type of Annuity you select, Fixed, Variable or a combination of both, and the Annuity option you select.
Requesting a Withdrawal
Before the Maturity Date, We will pay all or any portion of Your Cash Surrender Value to the Contract Owner or at the Contract Owner’s direction, to the Participant. You may submit a written withdrawal request, which must be received  at Our Home Office on or before the Maturity Date, that indicates that the withdrawal should be processed as of the Maturity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit value calculated as of the Maturity Date. A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan.
We may defer payment of any Cash Surrender Value for up to seven days after We receive the request in Good Order. The Cash Surrender Value equals the Contract or account Contract Value less any applicable withdrawal charge, outstanding cash loans, and any Premium Tax not previously deducted. The Cash Surrender Value may be more or less  than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.

Additional Information About Fees

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.
Transaction Expenses
Surrender Charge(1), (2), (3)	5%
(as a percentage of amount surrendered)
Contingent Deferred Sales Charge (“CDSC”)(3)
(only Contracts issued prior to May 24, 2005) (as a percentage of Purchase Payments wihtdrawn)
If withdrawn within 5 years after the Purchase Payment is made	5.50%
If withdrawn 5 or more years after the Purchase Payment is made	0.00%
Account Reduction Loan Initiation Fee	$75
Installation Charge(4)	$1,000
(one-time charge applicable to allocated Contracts that has an average per Participant balance of less than $5,000 as of the effective date of the Contract)

(1)
For Contracts issued on or after May 24, 2005, the surrender charge will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge. If the expected level of aggregate Contract assets during the first Contract Year is less than $1,000,000, the surrender charge declines to zero after the end of the 5th Contact Year. During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a charge of 5% of the amounts withdrawn for the first five years. Starting at year six, the Variable Liquidity Benefit charge is zero. This charge is not assessed during the Accumulation Period. (Please refer to “Payment Options” section for a description of this benefit.) The charge is as follows:
Contract Year		Surrender Charge
Greater than or Equal to	But less than
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5 + years		0%

(2)
For Contracts issued before May 24, 2005, the surrender charge declines to zero after the end of the 8th Contract Year. During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a charge of 5% of the amounts withdrawn for the first eight years. Starting at year nine, the Variable Liquidity Benefit charge is zero. This charge is not assessed during the Accumulation Period. (Please refer to “Payment Options” section for a description of this benefit.) The charge is as follows:
Contract Year		Surrender Charge
Greater than or Equal to	But less than
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8 + years		0%

(3)
A Contract will have either a surrender charge or a CDSC, depending on the issue date.
(4)
The Installation Charge is generally paid by the Plan sponsor, who may or may not allocate it among Participant accounts.
The next tables describe the fees and expenses that You will pay each year during the time that You own the Contract, not including Underlying Fund fees and expenses.

Annual Contract Expenses
Administrative Expenses (1)	$15
(per Participant individual Account) (allocated Contracts only)

Base Contract Charge(2), (3)
(as a percentage of the average daily net assets of the Separate Account)

Aggregate Contract Assets	Base Contract Charge
$0 — $249,999.99	1.50%
$250,000 — $999,999.99	1.30%
$1,000,000 — $2,999,999.99	1.05%
$3,000,000 and over	0.80%

(1)
We call this fee the “Semi-Annual Administrative Charge” in your Contract, as well as in other places in the prospectus. In the section entitled “Important Information You Should Consider About Your Contract” earlier in the prospectus, we are required to present this fee as part of the Base Contract.
(2)
We call this the “daily asset charge” or "mortality and expense risk charge" in Your Contract as well as in other places in the prospectus. We will waive a portion of this charge in connection with investments in certain Subaccounts. See the “Charges and Deductions” section of the prospectus under the sub-heading "Mortality and Expense Risk Charge”.
(3)
The daily asset charge will depend on the aggregate Contract assets during the first Contract Year, as determined by the Company.

The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. A complete list of Underlying Funds available under the Contract , including their annual expenses, may be found in Appendix A.
Annual Underlying Fund Expenses
	Minimum	Maximum
Total Annual Underlying Fund Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.44%
Example
These examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Underlying Fund Expenses.
These examples assume that You invest $100,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples also assume that You have allocated all of Your Contract Value to either the Underlying Fund with the Maximum Total Annual Underlying Fund Expenses or the Underlying Fund with the Minimum Total Annual Underlying Fund Expenses. Although Your actual costs may be higher or lower, based on these assumptions Your cost would be:
For Contracts issued on or after May 24, 2005:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses
	$8,440	$14,504	$20,820	$32,284	$2,940	$9,004	$15,320	$32,284
Underlying Fund with Minimum Total Annual Operating Expenses
	$7,270	$10,984	$14,942	$20,510	$1,770	$5,484	$9,442	$20,510

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Appendix A

Underlying Funds Available Under the Contract
The following is a list of Underlying Funds under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF123. You can also request this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com. Availability of Underlying Funds may vary by employer or Plan administrator. You should reference Your Plan documents or speak with Your employer or Plan administrator for the Underlying Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.66%	-24.74%	7.06%	10.15%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	-16.50%	7.83%	11.54%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.96%	-16.76%	4.29%	6.85%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.99%	-18.52%	5.17%	8.43%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.93%	-14.63%	3.48%	5.54%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Financial Management, Inc.	0.64%	-10.17%	2.75%	4.45%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.98%	-20.15%	5.16%	8.67%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC	1.08%	-13.09%	4.44%	8.79%
Seeks capital appreciation.	Brighthouse/abrdn Emerging Markets Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:abrdn Investments Limited	0.94%	-25.58%	-1.19%	0.43%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.69%	-19.12%	8.67%	12.29%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:CBRE Investment Management Listed Real Assets LLC	0.64%	-24.71%	2.06%	3.77%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Harris Associates L.P.	0.72%	-15.78%	-1.70%	4.41%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.81%	0.64%	7.92%	10.92%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.73%	-31.79%	2.89%	7.89%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.81%	-35.04%	4.47%	10.10%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:J.P. Morgan Investment Management Inc.	0.75%	-13.21%	4.82%	8.30%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Loomis, Sayles & Company, L.P.	0.57%	-27.86%	5.54%	10.34%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.89%	-17.57%	2.81%	4.75%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:Pacific Investment Management Company LLC	0.77%	-11.60%	2.09%	0.99%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Pacific Investment Management Company LLC	0.74%	-14.56%	-0.22%	0.81%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.78%	-5.15%	7.15%	10.84%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Victory Capital Management Inc.	0.84%	-2.70%	9.85%	10.16%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.63%	-37.61%	7.68%	11.66%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.51%	1.28%	0.97%	0.58%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.88%	-12.69%	1.53%	2.71%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.87%	-13.84%	2.58%	4.38%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.90%	-15.33%	3.69%	6.07%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	-17.97%	4.52%	7.53%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser:Frontier Capital Management Company, LLC	0.80%	-28.21%	6.28%	10.46%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Jennison Associates LLC	0.54%	-38.87%	8.40%	13.05%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.80%	-9.82%	4.98%	7.18%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.82%	-40.67%	4.65%	11.00%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.75%	-22.34%	5.84%	11.07%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Western Asset Management Company LLC	0.55%	-16.66%	0.18%	2.19%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Western Asset Management Company LLC	0.49%	-9.01%	0.19%	0.68%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.85%	-26.49%	8.39%	11.15%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.86%	-14.97%	5.68%	9.69%
Seeks long-term capital appreciation.	Templeton Developing Markets VIP Fund — Class 2# Templeton Asset Management Ltd. Subadviser:Franklin Templeton Investment Management Limited	1.37%	-21.98%	-1.67%	1.02%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.09%	-7.61%	-1.97%	1.47%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.	Western Asset Corporate Bond Fund — Class A Legg Mason Partners Fund Advisor, LLC Subadviser:Western Asset Management Company, LLC	0.89%	-16.86%	0.16%	2.29%
Seeks capital appreciation.	ClearBridge Variable Aggressive Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.82%	-26.42%	1.89%	8.49%
Seeks long-term capital appreciation.	ClearBridge Variable Appreciation Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.72%	-12.44%	9.66%	11.80%
Seeks dividend income, growth of dividend income and long-term capital appreciation.	ClearBridge Variable Dividend Strategy Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.74%	-8.10%	9.45%	11.42%
Seeks long-term growth of capital.	ClearBridge Variable Large Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.76%	-32.24%	7.38%	12.77%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	ClearBridge Variable Large Cap Value Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.72%	-6.43%	7.86%	10.53%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadvisers:Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	0.79%	-13.72%	0.61%	2.51%
Seeks to match the performance of the Standard & Poor's® SmallCap 600 Index.	1919 Variable Socially Responsive Balanced Fund# 1919 Investment Counsel, LLC	0.89%	-20.94%	7.65%	8.62%
#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
‡
This Underlying Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

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The prospectus and statement of additional information (SAI) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (833) 208-3018 or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF123.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000075342